UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: May 24 ,2016
(Date of earliest event reported)

Data I/O Corporation
(Exact name of registrant as specified in its charter) Commission File Number: 0-10394

Washington	91-0864123
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6464 185th Ave. N.E., Suite 101 Redmond, WA 98052
(Address of principal executive offices, including zip code)

(425) 881-6444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items reported in this filing:

Item 5.07:  Submission of Matters to a Vote of Security Holders

Item 7.01:  Regulation FD Disclosure

Item 5.07:  Submission of Matters to a Vote of Security Holders

Annual Meeting of Shareholders Voting Results.

FIRST:                    The Annual Meeting of Shareholders of Data I/O Corporation was convened at 9 a.m. Pacific, on May 24, 2016, at the Company’s headquarters, 6645 185th Ave NE, Suite 100, Redmond, Washington.

SECOND:              There were issued and outstanding on March 24, 2016, the record date, 7,945,748 shares of Common Stock.

THIRD:                  There were present at said meeting in person or by proxy, shareholders of the Corporation who were the holders of 5,323,949 (67.00%) shares of Common Stock entitled to vote, thereby constituting a quorum.

FOURTH:              The following nominees for election as Directors, to hold office for a term as defined in the proxy statement and until their successors are duly elected and qualified, received the number of votes set opposite their respective name:

Nominee	For	Withheld	Broker Non-votes
Anthony Ambrose	2,266,445	789,281	2,268,223
Brian T. Crowley	2,262,155	793,571	2,268,223
Alan B. Howe	2,262,349	793,377	2,268,223
Douglas W. Brown	2,262,153	793,573	2,268,223
Mark J. Gallenberger	2,262,349	793,377	2,268,223

The aforesaid nominees have been elected as Director.

                FIFTH:                   The proposal to ratify the continued appointment of Grant Thornton LLP as the Company’s independent auditors, received the following votes:

                                                                                                                                            Percentage of For &

                                                                                                Votes                                Against on this Proposal

For                                                                                  5,186,063                                           98.16

Against                                                                                97,248                                              1.84

Abstain                                                                               40,638                                             --

The foregoing proposal has been approved.

                SIXTH:                   The advisory vote (Say on Pay) approving the compensation of the Company’s named executive officers, received the following votes:

                                                                                                                                            Percentage of For &

                                                                                                Votes                                Against on this Proposal

For                                                                                  2,696,892                                           88.21

Against                                                                                63,916                                             2.10

Abstain                                                                             294,918                                             --

Broker non-votes:                                                       2,268,223

The foregoing proposal has been approved.

Item 7.01:  Regulation FD Disclosure

Investor Presentation

Data I/O has a new investor presentation.  The presentation is being posted on the Company’s website http://www.dataio.com on May 25, 2015 and can be found at the following web link:

http://www.dataio.com/en-us/Company/InvestorRelations/WebcastsandPresentations.aspx under the heading “Investor Presentations” with the title “B.Riley Investor Conference - May 25, 2016”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Data I/O Corporation

May 25, 2016              By _/s/Joel S. Hatlen_________

                                                Joel S. Hatlen

                                                Vice President – Operations & Finance

                                                Chief Financial Officer

                                                Secretary and Treasurer